UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 17, 1995


                   Sears Credit Account Trust 1990 B
              (Exact name of registrant as specified in charter)


Illinois                33-33242-01           Not Applicable
(State of               (Commission           (IRS Employer
Organization)           File Number)        Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events

            On January 17, 1995, Registrant made available the
Monthly Investor Certificateholders' Statement set forth as
Exhibit 21.


Item 7.     Financial Statements and Exhibits


  21. Monthly Investor Certificateholders' Statement related to the distribution of January 17, 1995 and reflecting the performance of the Trust during the Due Period ended in December 1994, which accompanied the distribution on January 17, 1995.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Trust 1990 B
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)


                        By:   /S/PERRY N. WEINE
                              Perry N. Weine
                              Vice President, Administration


Date: January 17, 1995
                                 EXHIBIT INDEX



Exhibit No.

      21.   Monthly Investor Certificateholders' Statement -
            (January 17, 1995).

                                                              Exhibit 21

SEARS CREDIT ACCOUNT TRUST 1990 B
MONTHLY INVESTOR CERTIFICATEHOLDERS' STATEMENT

8.75%  CREDIT ACCOUNT
PASS-THROUGH CERTIFICATES


  Under the Pooling and Servicing Agreement dated as of February 22,1990, by and among Sears, Roebuck and Co. ("Sears"), Sears Receivables Financing Group, Inc. and Bank of America Illinois, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with
respect to the distribution of    January 17, 1995      (the "current
Distribution Date") and with respect to the performance of the Trust
during the Due Period ended       December, 1994        (the "related
Due Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.


A.Information  Regarding   the  Current  Monthly   Distribution
  (Stated on the  Basis of  $1,000  Original Principal Amount).

  1.The total amount of the distribution to Investor
    Certificateholders on the current Distribution Date
    per $1,000 interest...............................          $7.291666680

  2.The amount of the distribution set forth in paragraph
    1 above in respect of interest on the Investor
    Certificates, per $1,000 interest..............             $7.291666680

  3.The amount of the distribution set forth in paragraph
    1 above in respect of principal on the Investor
    Certificates,  per $1,000 interest............              $0.000000000

B.Information Regarding the Performance of the Trust.

  1.Collections of Receivables.

    (a)The aggregate amount of Collections of
       Finance Charge Receivables  processed
       during the related Due Period..........                 $4,060,280.42

    (b)The aggregate amount of Collections of
       Principal Receivables processed during the
       related Due Period..........................           $15,335,335.42

    (c)The aggregate amount of Collections of Finance
       Charge Receivables processed during the
       related Due Period which were allocated in
       respect of the Investor  Certificates...                        $0.00

    (d)The aggregate amount of Collections of
       Principal Receivables processed during the
       related Due Period which were allocated
       in respect of the InvestorCertificates....             $11,224,307.52

    (e)The aggregate amount of Collections of Finance
       Charge Receivables  processed during the
       related Due Period  which  were allocated
       in respect of the  Seller Certificate....               $4,060,280.42

    (f)The aggregate amount of Collections of
       Principal Receivables processed during the
       related Due Period  which  were allocated
       in respect of the Seller Certificate.....               $4,111,027.90

  2.Principal  Receivables  in  the  Trust;   Principal
    Funding Account.

    (a)The aggregate amount of Principal Receivables
       in the Trust as of the end of the related
       Due Period (which reflects the Principal
       Receivables represented by both the Seller
       Certificate and the Investor Certificates).....       $261,146,413.08

    (b)The amount of Principal Receivables in the
       Trust represented by the Investor Certificates
       (the "Investor Interest") as of the end of the
       related Due Period ........................                     $0.00

    (c)The Investor Interest set forth in paragraph
       2(b) above as a percentage of the aggregate
       amount of Principal Receivables set forth in
       paragraph 2(a) above.....................                        0.00%

    (d)The Invested Amount as of the end of the
       current Distribution Date.................            $250,000,000.00

    (e)The total amount to be deposited in the
       Principal Funding Account in respect of
       Collections of Principal Receivables on such
       Distribution Date............................                   $0.00

    (f)The total amount on deposit in the Principal
       Funding  Account in respect of Collections of
       Principal Receivables on such Distribution Date
       (after giving effect to the deposit referred to
       in paragraph 2(e))...........................         $250,000,000.00

    (g)The total Fixed Amount  payable by Sears under
       the Interest Rate Swap Agreement....                    $1,822,916.67

    (h)The Deficit Accumulation Amount  (after giving
       effect to the deposit referred to in paragraph 2(e)             $0.00

  3.Investor Charged-Off Amount.

    (a)The aggregate amount of  Receivables charged-
       off as  uncollectible during the related Due
       Period allocable to the Investor Certificates
       (the "Investor Charged-Off Amount")...                          $0.00

    (b)The Aggregate Investor Charged-Off Amount..                     $0.00

  4.Investor Losses; Reimbursement of Charge-Offs.

    (a)The excess of the Investor Charged-Off Amount
       set forth in paragraph 3(a) above over the sum
       of (i) payments in respect of the Available
       Subordinated Amount and (ii) Excess Servicing,
       if any (an "Investor Loss")..............                       $0.00

    (b)The amount of the Investor Loss set forth in
       paragraph 4(a) above, per $1,000 interest
       (which  will have the effect of reducing,  pro
       rata, the amount of each Investor  Certificate-
       holder's investment).......................                     $0.00

    (c)The total amount reimbursed to the Trust in
       the current month from the sum of the Available
       Subordinated Amount and  Excess  Servicing, if
       any, in respect  of Investor Losses in prior
       months.........................................                 $0.00

    (d)The amount set forth in paragraph 4(c) above,
       per $1,000 interest (which will have the effect
       of increasing, pro rata, the amount of each
       Investor Certificateholder's investment)........                $0.00

    (e)The aggregate amount of Investor  Losses in
       the Trust as of the end of the current
       Distribution Date............................                   $0.00

    (f)The amount set forth in paragraph 4(e) above,
       per $1,000 interest (which will have the effect
       of reducing,  pro rata,  the amount of each
       Investor Certificateholder's investment)......                  $0.00

  5.Investor Servicing Fee.

       The aggregate amount of the Investor Monthly
       Servicing  Fee payable  by  the Trust to the
       Servicer for the related Due Period............                 $0.00

  6.Available Subordinated Amount.

    (a)The amount available to be applied pursuant
       to Section  4.03  as of the  end of  the current
       Distribution Date............................          $21,250,000.00

    (b)The amount set forth in  paragraph  6(a) above
       as a percentage of the Invested Amount........                   8.50%

  7.Investor Excess Spread Analysis
                                                $                      % (1)
                                          ______________     ________________

    Allocated Yield (2)                           $0.00                 0.00%

    Less:
      Certificate Interest (3)                    $0.00                 0.00%
      Servicing Fees (4)                          $0.00                 0.00%
      Allocated Charge-Offs (5)                   $0.00                 0.00%
                                          ______________     ________________
    Subtotal                                      $0.00                 0.00%

    Excess Spread                                 $0.00                 0.00%

    (1) Annualized percentage of the Investor Interest at the start of the related Due Period (Section B2(b) plus Section B2(e))
    (2)    See Section B1(c) above
    (3) Section A2 multiplied by Section B2(d) divided by $,1000 less Section B2(g)
    (4)    See Section B5 above
    (5)    See Section B3(a) above

  Note: Payment rate (aggregate collections/beg. receivables
           balance) for the related Due Period:                         7.42%

C.The Pool Factor.

    The Pool Factor (which  represents the ratio of the
    amount of the Invested Amount as of the end of
    the day on the current Distribution Date to the
    amount of the Investor Interest as of the Closing
    Date).  The amount of an Investor Certificate-
    holder's pro rata share of the Invested Amount
    can be determined by multiplying the original
    denomination of  the Holder's Investor Certificate
    by the Pool Factor.............................                1.0000000

                BANK OF AMERICA ILLINOIS,
                 as Trustee

                By:/S/Deborah F. Taylor
                Title: Vice President